UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas  75219

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                Emerging growth company                              [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         [  ]

Item 1.01              Entry into a Material Definitive Agreement

Item 2.01              Completion of Acquisition or Disposition of Assets

On March 29, 2019, Dorchester Minerals, L.P. (the “Partnership”) entered into a Contribution, and Exchange Agreement with H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (“HHC”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (“TBC” and together with HHC, the “Acquired Entities”), Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”), and the equity holders of the Acquired Entities (the “Contributors”), the terms and conditions of which provide for (a) HHC to contribute and convey to the Partnership (i) a 96.97% net profits interest in certain working interests in various oil and gas properties owned by HHC (the “HHC Working Interests”) and (ii) all of the minerals and royalty interests held by HHC in exchange for 1,968,000 common units representing limited partner interests in the Partnership (“Common Units”) and (b) TBC to contribute and convey to the Partnership all of the minerals and royalty interests held by TBC in exchange for 432,000 Common Units (the transactions described in the foregoing clauses (a) and (b) referred to herein as the “Contribution and Exchange” and the Contribution and Exchange Agreement referred to herein, as amended, as the “Contribution and Exchange Agreement”).

The Contribution and Exchange Agreement also provides for the Acquired Entities to pay the Partnership at closing an amount of cash equal to the aggregate amount of net cash receipts (i) received by the Acquired Entities, (ii) attributable to certain subject properties, and (iii) received as proceeds of any asset sales (other than certain excluded assets) of the Acquired Entities (less reasonable and customary expenses related to selling such assets), in each case during the period beginning on January 1, 2019 and ending on the date of closing (the “Contributed Cash”).

No material relationships exist between the Partnership and the other parties to the Contribution and Exchange Agreement.

The transactions contemplated by the Contribution and Exchange Agreement were consummated on March 29, 2019, at which time, among other things, the Contribution and Exchange was consummated, the Acquired Entities paid approximately $1,170,000 in Contributed Cash (subject to adjustment pursuant to the Contribution and Exchange Agreement) to the Partnership, and the Partnership issued to the Contributors an aggregate of 2,400,000 Common Units pursuant to the Partnership’s registration statement on Form S-4 (SEC File No. 333-202918).

The foregoing description of the Contribution and Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into Items 1.01 and 2.01 by reference. The Contribution and Exchange Agreement has been included to provide unitholders with information regarding its terms. It is not intended to provide any other factual information about the Partnership, the Acquired Entities, the Contributors or their respective affiliates. The representations, warranties, and covenants contained in the Contribution and Exchange Agreement were made only for purposes of the Contribution and Exchange Agreement and as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to unitholders. Unitholders are not third-party beneficiaries under the Contribution and Exchange Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Contribution and Exchange Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

   Item 7.01.             Regulation FD Disclosure.

On April 2, 2019, the Partnership issued a press release announcing the consummation of the transactions contemplated by the Contribution and Exchange Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements of businesses acquired will be filed as an amendment to this Current Report on Form 8-K no later than June 14, 2019, which is 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information

The required pro forma financial information will be filed as an amendment to this Current Report on Form 8-K no later than June 14, 2019, which is 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d)  Exhibits

Exhibit No.	Description
2.1	Contribution and Exchange Agreement, dated March 29, 2019, by and among the Partnership, the Acquired Entities and the Contributors.
99.1	Press Release

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                DORCHESTER MINERALS, L.P.

                                                                                                By:   Dorchester Minerals Management LP,

                                                                                                          its General Partner

                                                                                                By:   Dorchester Minerals Management GP LLC,

                                                                                                          its General Partner

Date: April 3, 2019                                                             By:     /s/  William Casey McManemin

                                                                                                          William Casey McManemin

                                                                                                          Chief Executive Officer